UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 9, 2022

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 9, 2022, Crown Crafts, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting, among other things, that the Company’s Board of Directors appointed Olivia W. Elliott to serve as the Company’s Chief Executive Officer, effective March 1, 2022, and her increase in salary in connection therewith. At the time of filing the Original Report, other changes to Ms. Elliott’s compensatory arrangements with the Company in connection with her appointment had not yet been determined.

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed by the Company to amend Item 5.02 and Item 9.01 of the Original Report to disclose the grant on March 1, 2022 of an equity award to: (i) Ms. Elliott in connection with her appointment as the Company’s Chief Executive Officer; and (ii) Donna E. Sheridan, the President and Chief Executive Officer of NoJo Baby & Kids, Inc., a subsidiary of the Company.

Except as otherwise indicated in this Amendment No. 1, this Amendment No. 1 speaks only as of the filing date of the Original Report, does not reflect events that may have occurred subsequent to such filing date and does not modify or update in any way disclosures made in the Original Report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On February 8, 2022, the Company’s Board of Directors (the “Board”) appointed Olivia W. Elliott to serve as the Company’s Chief Executive Officer, effective March 1, 2022. Ms. Elliott currently serves as the Company’s President and Chief Operating Officer, but will cease serving as Chief Operating Officer on such date. Effective March 1, 2022, Ms. Elliott’s salary will increase from $340,000 to $400,000 per annum. Other changes to Ms. Elliott’s compensatory arrangements with the Company in connection with her appointment had not been determined as of February 8, 2022. For a description of Ms. Elliott’s current compensatory arrangements with the Company, including the terms of her employment agreement, see the “Executive Compensation” section of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 28, 2021, which description is incorporated herein by this reference.

Ms. Elliott, age 52, has been President and Chief Operating Officer of the Company since January 4, 2021. She joined the Company in 2001 as Treasurer and served as Chief Financial Officer from 2008 to 2020. Ms. Elliott began her career in public accounting in 1991 with Deloitte & Touche LLP, where she worked for more than three years, after which she worked for seven years in finance and treasury functions with two public companies.

Upon effectiveness of Ms. Elliott’s appointment as Chief Executive Officer, E. Randall Chestnut, who has served as the Company’s Chief Executive Officer since 2001, will no longer serve in such role but will continue to serve as Chairman of the Board.

Grant of Equity Awards

On February 23, 2022, the Compensation Committee of the Board (the “Compensation Committee”) authorized and approved a grant, to be made on March 1, 2022, pursuant to the Crown Crafts, Inc. 2021 Incentive Plan (the “2021 Plan”), of a performance award (a “Performance Award”) with respect to a number of shares (the “Performance Shares”) of the Company’s Series A common stock (the “Common Stock”), to:

(i)         Ms. Elliott, in connection with her appointment as the Company’s Chief Executive Officer, consisting of 125,000 Performance Shares, of which: (a) 50,000 shares shall be earned if the closing price per share of the Common Stock equals or exceeds $8.00 on ten trading days within any period of twenty consecutive trading days prior to March 1, 2027; and (b) 75,000 shares shall be earned if the closing price per share of the Common Stock equals or exceeds $9.00 on ten trading days within any period of twenty consecutive trading days prior to March 1, 2027; and

(ii)         Donna E. Sheridan, the President and Chief Executive Officer of NoJo Baby & Kids, Inc., a subsidiary of the Company, consisting of 62,500 Performance Shares, of which: (i) 25,000 shares shall be earned if the closing price per share of the Common Stock equals or exceeds $8.00 on ten trading days within any period of twenty consecutive trading days prior to March 1, 2027; and (ii) 37,500 shares shall be earned if the closing price per share of the Common Stock equals or exceeds $9.00 on ten trading days within any period of twenty consecutive trading days prior to March 1, 2027.

For the Performance Awards granted to each of Ms. Elliott and Ms. Sheridan (each, a “grantee”), upon the achievement of the applicable stock hurdle described above: (i) one-third of the Performance Shares that are earned shall vest, and become non-forfeitable shares of Common Stock, on the later of the date on which such shares are earned and March 1, 2023; (ii) one-third of the Performance Shares that are earned shall vest, and become non-forfeitable shares of Common Stock, on the first anniversary of the date such shares were earned; and (iii) one-third of the Performance Shares that are earned shall vest, and become non-forfeitable shares of Common Stock, on the second anniversary of the date such shares were earned. Performance Shares that are earned upon the achievement of the applicable stock hurdle, but have not yet vested, are referred to as “Restricted Shares”.

Notwithstanding the foregoing, upon the date of the grantee’s termination of continuous service (as defined in the 2021 Plan) with the Company: (i) all Performance Shares that have not been earned are forfeited as of such date; and (ii) all Restricted Shares that have not vested are forfeited as of such date; provided, however, that if such termination of the grantee’s continuous service is due to the grantee’s death or disability (as defined in the 2021 Plan), then all Restricted Shares shall vest and become non-forfeitable shares of Common Stock.

With respect to the Restricted Shares, the grantee: (i) shall have full voting rights, unless and until such Restricted Shares are forfeited; and (ii) shall accrue cash and non-cash dividends, if any, paid with respect to the Restricted Shares, but the payment of such dividends shall be deferred and held (without interest) by the Company for the account of the grantee until such shares vest.

If a change in control (as defined in the 2021 Plan) occurs prior to March 1, 2027, then: (i) any Performance Shares that have not been earned shall be deemed to have been earned and vested, and shall be settled in non-forfeitable shares of Common Stock; and (ii) any Restricted Shares that have not previously vested shall vest and become non-forfeitable shares of Common Stock.

On February 23, 2022, the Compensation Committee approved a form of Performance Share Award Certificate (the “Form of Performance Share Award Certificate”) for the issuance of Performance Awards pursuant to the 2021 Plan. The Form of Performance Share Award Certificate is filed hereto as Exhibit 99.2. The Performance Awards granted to Ms. Elliott and Ms. Sheridan were granted with the terms described above and otherwise on the Form of Performance Share Award Certificate and are attached hereto as Exhibits 99.3 and 99.4, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 9, 2022 (previously filed with the Original Report).

99.2	Form of Performance Share Award Certificate under the Crown Crafts, Inc. 2021 Incentive Plan (effective February 23, 2022).

99.3	Performance Share Award Certificate, dated March 1, 2022, between Crown Crafts, Inc. and Olivia W. Elliott.

99.4	Performance Share Award Certificate, dated March 1, 2022, between Crown Crafts, Inc. and Donna E. Sheridan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: March 1, 2022	/s/ Olivia W. Elliott
OLIVIA W. ELLIOTT President and Chief Executive Officer